UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2008

LEGEND MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-138479	87-0602435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9663 Santa Monica Blvd. #952
Beverly Hills, CA	90210
(Address of Principal Executive Offices)	(Zip Code)

(310) 933-6050
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Agreement.

On August 4, 2008, Beijing Merci International Advertising Co., Ltd (the "Company's Affiliate"), a company organized in the People’s Republic of China and an affiliate of Legend Media, Inc. (the "Company"), entered into an Exclusive Advertising Rights Agreement (the “Advertising Rights Agreement”) with Beijing Guo Guangrong Advertising Co., Ltd. pursuant to which the Company's Affiliate agreed to acquire 45,990 advertising minutes per year on FM107.1, a news and entertainment radio station that broadcasts to the Shenzhen region of China. The Advertising Rights Agreement closed on August 31, 2008.

The annual cost for the advertising minutes is 4,600,000 Chinese Renminbi ("RMB") (which, as of the date hereof, equates to approximately $675,000) for the first year of the term of the Advertising Rights Agreement. The annual cost for the advertising minutes will increase annually by 15% for each year of the term of the Agreement. The Company's Affiliate has an option to extend the initial two-year term of the Advertising Rights Agreement for an additional two-year term. The Company's Affiliate is required to deposit 1,050,000 RMB (which, as of the date hereof, equates to approximately $150,000) towards the first year cost of the advertising minutes. In addition, the Advertising Rights Agreement contains other covenants, agreements and default and confidentiality provisions that the reader is encouraged to review.

The foregoing description of the Advertising Rights Agreement is qualified in its entirety by reference to the complete document, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.01  Completion of Acquisition or Disposition of Assets.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01   Other Events.

On September 11, 2008, the Company issued a press release announcing the closing of the Advertising Rights Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 8.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit #	Description
10.1	Exclusive Advertising Rights Agreement
99.1	Press Release dated September 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND MEDIA, INC.

Date: September 11, 2008	By:	/s/ Jeffrey Dash
Jeffrey Dash
Chief Executive Officer